UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 10, 1999
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                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)

                  Delaware                                       94-3240473
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(State or other Jurisdiction of Incorporation)                (I.R.S. Employer
                                                          Identification Number)

         50 California Street
         Suite 2020
         San Francisco, California                                94111
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      (Address of principal executive office)                  (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)